                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      NOVEMBER 2, 2001 (NOVEMBER 2, 2001)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)

              OKLAHOMA                                 1-13726                              73-1395733
--------------------------------                ---------------------            ---------------------------------
    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)


   6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA                                     73118
----------------------------------------------------------------                          ----------
        (Address of principal executive offices)                                          (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 9. Regulation FD Disclosure.

        In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         The Company has filed a slide show presentation on its website, www.chkenergy.com, which is being presented to institutional investors in various meetings in the first week of November 2001. The information in the presentation includes information regarding company goals, strengths and strategies, drilling potential and year 2002 financial targets under various gas pricing scenarios.

Forward Looking Statements

         The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the company's 2000 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CHESAPEAKE ENERGY CORPORATION



                                     BY: /s/ AUBREY K. MCCLENDON
                                        ----------------------------------------
                                                AUBREY K. MCCLENDON
                                              Chairman of the Board and
                                               Chief Executive Officer


Dated: November 2, 2001





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